EXHIBIT A

Fund Services Agreement

between WisdomTree Trust

and WisdomTree Asset Management, Inc

as of June 24, 2015

FUND	INCEPTION DATE
WisdomTree Total Dividend Fund	06/16/2006
WisdomTree Equity Income Fund	06/16/2006
WisdomTree DEFA Fund	06/16/2006
WisdomTree DEFA Equity Income Fund	06/16/2006
WisdomTree Asia-Pacific ex-Japan Fund	06/16/2006
WisdomTree Australia Dividend Fund	06/16/2006
WisdomTree Global Equity Income Fund	06/16/2006
WisdomTree Japan Hedged Equity Fund	06/16/2006
WisdomTree Global ex-US Dividend Growth Fund	06/16/2006
WisdomTree Dividend ex-Financials Fund	06/16/2006
WisdomTree LargeCap Dividend Fund	06/16/2006
WisdomTree MidCap Dividend Fund	06/16/2006
WisdomTree SmallCap Dividend Fund	06/16/2006
WisdomTree Japan SmallCap Dividend Fund	06/16/2006
WisdomTree Europe SmallCap Dividend Fund	06/16/2006
WisdomTree International LargeCap Dividend Fund	06/16/2006
WisdomTree International Dividend ex-Financials Fund	06/16/2006
WisdomTree International MidCap Dividend Fund	06/16/2006
WisdomTree International SmallCap Dividend Fund	06/16/2006
WisdomTree Commodity Country Equity Fund	10/13/2006
WisdomTree Global Natural Resources Fund	10/13/2006
WisdomTree Global ex-US Utilities Fund	10/13/2006
WisdomTree Total Earnings Fund	02/23/2007
WisdomTree Earnings 500 Fund	02/23/2007
WisdomTree MidCap Earnings Fund	02/23/2007
WisdomTree SmallCap Earnings Fund	02/23/2007
WisdomTree LargeCap Value Fund	02/23/2007
WisdomTree Global ex-US Real Estate Fund	06/05/2007
WisdomTree India Earnings Fund	02/22/2008
WisdomTree Emerging Markets Equity Income Fund	07/13/2007
WisdomTree Emerging Markets SmallCap Dividend Fund	10/30/2007
WisdomTree Middle East Dividend Fund	07/16/2008
WisdomTree Europe Hedged Equity Fund	12/31/2009
WisdomTree Emerging Currency Strategy Fund	05/05/2009
WisdomTree Brazilian Real Strategy Fund	05/14/2008
WisdomTree Chinese Yuan Strategy Fund	05/14/2008
WisdomTree Indian Rupee Strategy Fund	05/14/2008
WisdomTree Australia & New Zealand Debt Fund	06/25/2008
WisdomTree Emerging Markets Local Debt Fund	08/05/2010
WisdomTree Commodity Currency Strategy Fund	09/24/2010
WisdomTree Managed Futures Strategy Fund	01/05/2011
WisdomTree Asia Local Debt	03/17/2011

EXHIBIT A

Fund Services Agreement

between WisdomTree Trust

and WisdomTree Asset Management, Inc

as of June 24, 2015

FUND	INCEPTION DATE
WisdomTree Global Real Return	07/14/2011
WisdomTree Emerging Markets Corporate Bond Fund	03/8/2012
WisdomTree China Dividend ex-Financials Fund (effective June 30, 2015, the China ex-State-Owned Enterprises Fund)	09/19/2012
WisdomTree Strategic Corporate Bond Fund	01/31/2013
WisdomTree U.S. Dividend Growth Fund	05/22/2013
WisdomTree United Kingdom Hedged Equity Fund	06/28/2013
WisdomTree Japan Hedged SmallCap Equity Fund	06/28/2013
WisdomTree U.S. SmallCap Dividend Growth Fund	07/25/2013
WisdomTree Emerging Markets Dividend Growth Fund	08/01/2013
WisdomTree Emerging Markets Consumer Growth Fund	09/27/2013
WisdomTree Germany Hedged Equity Fund	10/17/2013
WisdomTree Korea Hedged Equity Fund	11/07/2013
WisdomTree Japan Interest Rate Strategy Fund	12/18/2013
WisdomTree Bloomberg U.S. Dollar Bullish Fund	12/18/2013
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	12/18/2013
WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	12/18/2013
WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration	12/18/2013
WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration	12/18/2013
WisdomTree Bloomberg Floating Rate Treasury Fund	02/04/2014
WisdomTree Japan Hedged Real Estate Fund	04/08/2014
WisdomTree Japan Hedged Financials Fund	04/08/2014
WisdomTree Japan Hedged Capital Goods Fund	04/08/2014
WisdomTree Japan Hedged Health Care Fund	04/08/2014
WisdomTree Japan Hedged Tech, Media and Telecom Fund	04/08/2014
WisdomTree Europe Dividend Growth Fund	05/07/2014
WisdomTree International Hedged Dividend Growth Fund	05/07/2014
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	12/10/2014
WisdomTree Europe Hedged SmallCap Equity Fund	03/04/2015
WisdomTree Japan Hedged Dividend Growth Fund	04/09/2015
WisdomTree Western Asset Unconstrained Bond Fund	06/11/2015
WisdomTree Japan Dividend Growth Fund	05/28/2015
WisdomTree International Hedged SmallCap Dividend Fund	06/04/2015
WisdomTree Global ex-U. S. Hedged Dividend Fund	06/04/2015
WisdomTree CBOE S&P 500 PutWrite Strategy Fund	07/ /2015
WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund	07/ /2015
WisdomTree International Hedged Equity Fund	07 //2015

WisdomTree Trust	WisdomTree Asset Management, Inc.

Signature	Signature
Jonathan Steinberg President	Amit Muni Chief Financial Officer

2